EXHIBIT 99.3
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                       DEFINITIVE ASSET PURCHASE AGREEMENT


This DEFINITIVE ASSET PURCHASE AGREEMENT (this "Agreement") is made and entered into as of the _26th__ day of April, 2007, by and between AUTOMOTION SYSTEMS, INC., a Florida corporation ("Seller") and TRANSBOTICS CORPORATION, a Delaware Corporation ("Buyer"),

                                    RECITALS
                                    --------
     WHEREAS, Seller desires to sell to Buyer and Buyer desires to purchase from Seller, on the terms and subject to the conditions hereinafter set forth, certain of the assets and properties of Seller; and
     WHEREAS, in connection with the purchase of assets hereunder, Seller desires to assign, and Buyer has agreed to assume, on the terms and subject to the conditions hereafter set forth, certain of the contracts, agreements and obligations of Seller.
     NOW, THEREFORE, in consideration of these premises and the mutual agreements set forth below and for other good and valuable considerations, the receipt and sufficiency of which are herby expressly acknowledged, the parties agree as follows:

ARTICLE 1
                                   DEFINITIONS
                                   -----------
     The terms defined in this Article shall have the following respective meanings:

     "Assigned Contracts" means all contracts, leases and agreements entered into by Seller that are identified on Schedule 1.1, attached.
     "Assumed Liabilities" means the liabilities and obligations of Seller arising under the equipment leases, maintenance contracts and other agreements incurred by Seller in the ordinary course of the Business which are identified on Schedule 1.2, attached.
     "Books and Records" means all books, records and data in whatever form and however stored, pertaining to or created in the ordinary course of the Business including but not limited to financial and account books and reports, customer, prospect and supplier lists, employee files, job status reports and correspondence.
     "Business" means the currently conducted business of selling automated vehicles and carts and installing and servicing the same conducted by Seller.
     "Closing" means the consummation and effectuation of the transactions contemplated by this Agreement pursuant to its terms.
     "Closing Date" means the date on which the Closing actually occurs. "Equipment" means the equipment and computer and software of Seller identified on Schedule 1.3, attached.
     "Goodwill" means the goodwill associated with the Intellectual Property and the Business.
     "Intellectual Property" means the trade names, trademarks, patents, inventions, trade secrets, works of authorship, copyrights, designs, specifications, drawings, concepts, mask works and all other intellectual property used by Seller in the Business.
     "Inventory" means the parts, components, supplies, work in progress, finished goods and all other items purchased by Seller and held by Seller for resale or for incorporation into its products for sale in the ordinary course of business. Inventory is listed individually on Schedule D2 to Exhibit D, attached.
     "Other Assets" means those material items of nominal value used in the Business not otherwise listed such as furniture, office supplies and minor equipment, marketing brochures and materials, and software licenses for routine programs and tools not otherwise accounted for.
     "Person" means an individual, partnership, corporation, limited liability company or any other legal person or entity.
     "Purchased Assets" means the Books and Records, Equipment, Goodwill, Intellectual Property, Inventory, Other Assets, Seller's prepaid expenses for the Business (if any) as of the Closing Date, and Seller's rights and interest under the Assigned Contracts.

ARTICLE II
PURCHASE AND SALE OF THE PURCHASED ASSETS

     On the terms and subject to the conditions of this Agreement, at the Closing, Seller shall sell and assign to Buyer and Buyer shall purchase and accept from Seller, all of Seller's right, title and interest in and to the Purchased Assets for the considerations set forth in this Agreement. Seller shall retain and Buyer shall not acquire any assets other than the Purchased Assets.


ARTICLE III
ASSIGNMENT OF RIGHTS AND ASSUMPTION OF LIABILITIES

     On the terms and subject to the conditions hereof, at the Closing Seller shall assign to Buyer and Buyer shall accept all rights of Seller in the Goodwill and the Intellectual Property. At the Closing Seller shall likewise assign to Buyer and Buyer shall assume and agree to perform and otherwise discharge the Assigned Contracts, and each of the Assumed Liabilities and Seller's obligations under the same when and as the same become due. Seller shall retain and discharge and Buyer shall not assume nor be liable for any obligations or liabilities of the Business other than the Assigned Contracts, and the Assumed Liabilities. Seller shall defend, indemnify and hold Buyer harmless from and against any and all attempts to hold Buyer liable for any obligations or liabilities of the Business not expressly assumed hereby.


ARTICLE IV
PURCHASE PRICE

     Section 4.1. Payment of Purchase Price. Buyer shall pay to Seller on the Closing Date by bank check or wire transfer of immediately available funds the Purchase Price.
     Section 4.2. Purchase Price. The Purchase Price shall be $239,502.43
     Section 4.3. Allocation of the Purchase Price. The Purchase Price shall be allocated against the Purchased Assets as set forth on Exhibit A attached (excluding transaction costs incurred by each party). Buyer and Seller shall timely complete all required or appropriate IRS forms consistent with Exhibit A and shall file a copy of all required forms with its federal income tax return for the period that includes the Closing Date. Neither Buyer nor Seller shall take any position inconsistent with the allocation set forth on Exhibit A for any tax purpose.
     Section 4.4. Obsolete Inventory. Buyer, at its sole discretion, may require Seller to repurchase any, some or all of Inventory identified on Schedule D2 to Exhibit D, rows 299-355, at any time after May 1, 2009 by giving Buyer written notice that it is putting the items identified in the notice to Seller for repurchase. Such items shall be deemed automatically sold to Seller effective as of the receipt of the notice, and Seller shall pay to Buyer in cash the price shown as the item cost on Schedule D2 within 30 days after the effective date of sale. Any such sale shall be free and clear of liens, claims and encumbrances. Seller shall not dissolve prior to May 1, 2010, unless Buyer notifies Seller in writing that it will not exercise the "put" provided by this Section 4.4. This Section shall survive the Closing.

ARTICLE V
REPRESENATIONS AND WARRANTIES OF SELLER

     Seller hereby represents and warrants to Buyer as follows:

     Section 5.1. Organization. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with all requisite power and authority to own, lease and operate all of its properties and assets and to carry out its business as it is presently conducted.

     Section 5.2. Authority; Consents and Approvals. Seller has all requisite power and authority to execute, deliver and perform this Agreement. The execution, delivery and performance of this Agreement by Seller have been duly and validly authorized and approved by all necessary corporate action. This Agreement constitutes the legal, valid and binding obligation of Seller enforceable against it in accordance with its terms. The execution delivery and performance of this Agreement by Seller will not (with or without the giving of notice or the passage of time, or both) (i) violate any provision of law or any rule or regulation of any federal, state, or local administrative agency or governmental authority applicable to Seller, or any order, writ, injunction, judgment or decree of any court, administrative agency or governmental authority applicable to Seller; (ii) violate Seller's Articles of Incorporation, as amended to the date hereof; (iii) require any consent under or constitute a default under any agreement, indenture, mortgage, deed of trust, lease, license or other instrument to which Seller is a party or by which it is bound (including, without limitation, under any of the Assigned Contracts), or any license, permit or certificate held by it, or (iv) require any consent of, approval by notice to or registration with any governmental authority.
     Section 5.3. Except as set out on Exhibit B, attached, Seller has good and marketable title to or the right to assign the Purchased Assets, free and clear of all liens, claims, security interests and encumbrances and has the full right and power to transfer to Buyer and shall transfer to Buyer at the Closing good and marketable title to the Purchased Assets other than the Assigned Contracts, as to which Seller has the full right and power to and shall assign to Buyer at the Closing all of its rights and interests.
     Section 5.4. Through the Closing, Seller shall have operated the Business only in the ordinary course, consistent with past practice and shall not have made or entered into any agreement or transaction inconsistent with the sale of the Purchased Assets as contemplated by this Agreement. The Purchased Assets constitute all of the material assets used in the conduct of the Business and, together with the Intellectual Property, are sufficient to continue the conduct of the Business by Buyer consistent with Seller's past practice after the Closing.
     Section 5.5. Seller's books and records accurately and completely reflect all of the material financial transactions of the Business for the periods identified therein and have been consistently reported from period to period.
     Section 5.6. Except as set forth in Schedule 5.6, there are no pending claims for warranty service with respect to any goods or services provided by Seller prior to Closing, and Seller knows of no basis for any such claim being made after Closing with respect to goods or services provided by Seller prior to Closing.
     Section 5.6. Seller has not committed any default under any of the Assigned Contracts which, if not cured, with or without the giving of notice or the passage of time or both, would lead to termination of the contract or the assessment of damages, liquidated damages or penalties or any of the foregoing, and no Person has made any claim or made Seller aware of the probably assertion of any claim of such default under any of the Assigned Contracts.

ARTICLE VI
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REPRESENTATIONS AND WARRANTIES OF BUYER
---------------------------------------

     Buyer herby represents and warrants to Seller as follows:

     Section 6.1. Organization. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the full corporate right, power and authority to acquire the Purchased Assets pursuant to the terms and conditions of this Agreement.
     Section 6.2. Authority. Buyer has all requisite corporate right power and authority to execute, deliver and perform this Agreement. The execution, delivery and performance of this Agreement by Buyer have been duly and validly authorized and approved by all necessary corporate action. This Agreement constitutes the legal, valid and binding obligation of Buyer enforceable against it in accordant with its terms. The execution, delivery and performance of this Agreement by Buyer have been duly and validly authorized and approved by all necessary corporate action. This Agreement constitutes the legal, valid and binding obligation of Buyer enforceable against it in accordance with its terms. The execution delivery an performance of this Agreement by Buyer will not (with or without the giving of notice or the passage of time, or both) (i) violate any provision of law or any rule or regulation of any federal, state, or local administrative agency or governmental authority applicable to Buyer, or any order, writ, injunction, judgment or decree of any court, administrative agency or governmental authority applicable to Seller; (ii) violate Buyer's Articles of Incorporation, as amended to the date hereof; (iii) require any consent under or constitute a default under any agreement, indenture, mortgage, deed of trust, lease, license or other instrument to which Buyer is a party or by which it is bound, or any license, permit or certificate held by it, or (iv) require any consent of, approval by notice to or registration with any governmental authority.

ARTICLE VII
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FURTHER AGREEMENTS
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     Section 7.1. Effective Time of Closing. The Closing shall be effective for all purposes as of the delivery of the Purchase Price on the Closing Date. Title to and risk of loss of the Purchased Assets shall pass to the Buyer at the Closing.
     Section 7.2. Time, Place and Date of Closing. The Closing Date shall be the date that is twenty business days after the Effective Date of this Agreement, unless otherwise agreed. The Closing shall take place at the offices of the Buyer at 10:00 a.m., unless otherwise agreed.
     Section 7.3. Announcements. The parties will agree to the time, form and content before issuing any press releases or otherwise making any public statement or statements to third parties with respect to the existence or content of this Agreement or the transactions contemplated hereby. Provided, that Buyer may make any press release or filing that it believes to be required by any applicable law or regulation relating to its status as a public company. If it makes any such filing or press release, Buyer shall notify Seller in advance in writing as to the time, form and content of such filing or pres release.
     Section 7.4. Costs and Transfer Taxes. Each party shall pay its own costs nd expenses incurred in connection with due diligence review, the preparation, negotiation and execution of this Agreement and all other agreements, certificates, instruments and documents to be delivered in connection with the Closing. Buyer shall pay all sales and other transfer taxes in connection with the sale and delivery of the Purchased Assets. Seller shall pay all capital gains and income taxes levied or assessed on the sale and delivery of the Purchased Assets.
     Section 7.5. Hiring of Seller's Employees. Seller shall terminate its employees relating to the Business as of the Closing Date. Buyer agrees to hire those terminated employees of Seller identified on Schedule 7.5 on terms and conditions comparable to the terms of employment by Seller as of the Closing Date but consistent with Buyer's general employment policies and practices. At the Closing Buyer shall enter into an Employment Agreement with Seller's principal owner, Neville Croft, in form and substance consistent with Exhibit C, attached.
     Section 7.6. Additional Actions. On and after the Closing Date, each party shall execute, deliver and perform according to their terms such other documents and instruments and take such further actions and provide such further cooperation as may reasonably be required to fully consummate and effectuate the transactions contemplated hereby.

ARTICLE VIII
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                  CONDITIONS PRECENDENT TO BUYER'S OBLIGATIONS
                  --------------------------------------------

     Buyer's obligation to consummate the transactions described in this Agreement and any liability of Buyer to Seller hereunder shall be subject to the fulfillment, on or before the Closing, of the following conditions precedent:
     Section 8.1. Seller's Closing Deliveries. Seller shall have delivered each of the following:
     (i) instruments of transfer legally sufficient to deliver title to the Purchased Assets, including, without limitation, a Bill of Sale executed by Seller in substantially the for attached hereto as Exhibit D;
     (ii) an Assignment and Assumption Agreement with respect to the Assigned Contracts executed by Seller in substantially the form attached hereto as Exhibit E; and
     (iii) a certificate of good standing as to the Seller, issued by the Secretary of State of the State of Florida, current as of a date no later than ten days prior to the Closing Date.
     Section 8.2. Opinion of Counsel. Seller's legal counsel (who shall be reasonably acceptable to Buyer) shall have delivered to Buyer its opinion dated the closing Date and in substantially the form attached hereto as Exhibit F.

ARTICLE IX
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CONDITIONS PRECENENT TO SELLER'S OBLIGATIONS
     Seller's obligation to consummate the transactions described in this Agreement and any liability of Seller to Buyer hereunder shall be subject to the fulfillment, on or before the Closing, of the following conditions precedent:
     Section 9.1. Payment of the Purchase Price. Buyer shall have paid the Purchase Price at Closing.
     Section 9.2. Buyer's Closing Deliveries. Buyer shall have delivered, or caused to be delivered to Seller at the Closing each of the following:
     (i) an Assignment and Assumption Agreement executed by Buyer in substantially the form attached as Exhibit E;
     (ii) valid and binding consents of all Persons, if any, whose consent or approval is required for the valid assignment of any of the Assigned Contracts.


                                    ARTICLE X
                                    ---------
                                   NON-COMPETE
                                   -----------

Section 10.1. Non-compete. From and after the Closing, Seller shall not compete with Buyer for a period of five (5) years in the Territory. For the purposes of this Agreement, to "compete" with Buyer shall mean to engage any business activity, alone or in cooperation with others, that provides or directly assists in the provision of engineering services related to the integration of automatic material handling or transportation systems in a factory or warehouse or the design, manufacture or sale of components or equipment for the provision of automated material handling or transportation systems in a factory or warehouse. The Territory shall mean the largest geographic territory among the following that a court of competent jurisdiction will enforce, it being recognized and agree by the parties that competition within the meaning of this Agreement is global and that Buyer seeks and will continue to seek business and business opportunities around the world.
     (a) The world
     (b) North America
     (c) the United States of America and Canada
     (d) the United States of America
     (e) all States in which Buyer has an active project or has installed a project within five years before or after the Closing.


                                   ARTICLE XI
                                   ----------
                                 INDEMNIFICATION
                                 ---------------

     Section 11.1. Seller's Indemnification. Seller shall indemnify and save Buyer harmless from, against, for and in respect of any and all damages, losses and reasonable expenses, and shall defend against any and all claims, proceedings, judgments, awards and amounts paid in settlement incurred or required to be paid by Buyer because of (i) the untruth, inaccuracy or breach of any representation or warranty of Seller contained in Article V of this Agreement; (ii) the breach of any covenant of Seller contained in or made in connection with this Agreement; (iii) the failure of Seller to perform or observe any material term, provision, covenant or agreement hereunder; or any liabilities or obligations (other than under the Assigned Contracts) arising from or relating to the conduct of the Business prior to the Closing.

     Section 11.2. Buyer's Indemnification. Buyer shall indemnify and save Seller harmless from, against, for and in respect of any and all damages, losses and reasonable expenses, judgments, awards and amounts paid in settlement incurred or required to be paid by Seller because of (i) the untruth, inaccuracy or breach of any representation or warranty of Buyer contained in Article VI of this Agreement; (ii) the breach of any covenant of Seller contained in or made in connection with this Agreement; (iii) the failure of Seller to perform or observe any material term, provision, covenant or agreement hereunder; (iv) any liabilities or obligations arising from or relating to the conduct of the Business after the Closing; or the failure of Buyer to pay and discharge any liability or perform its obligation arising under the Assigned Contracts.

     Section 10.3. Process and Conditions. The obligations and liabilities of e ach indemnifying party with respect to claims resulting from the assertion of liability by another party shall be subject to the following terms an conditions:

     (a) The indemnified party shall give timely and adequate written notice to the indemnifying party of any claim that might give rise to a claim by the indemnified party against the indemnifying party based on the provisions of Sections 10.1 or 10.2 above, and thereafter, at the expense of the indemnifying party, shall cooperate with and assist the indemnifying party in its lawful response, providing witnesses and documents reasonably necessary as requested by the indemnifying party.

     (b) In the event any action, suit or proceeding is brought against an indemnified party, with respect of which the indemnifying party may have liability under Sections 10.1 or 10.2, the indemnifying party shall notify the indemnified party that it will provide indemnity hereunder and shall thereafter assume full responsibility for the defense of such claim. The indemnified party may engage its own counsel, but any costs or expenses of such counsel after receipt of the foregoing notice shall be for the indemnified party's account and shall not be subject to indemnification.

     (c) Seller's obligations under this Section shall not extend to any claim first made more than one year after Closing.

     (d) Buyer's obligations under this Article shall survive Closing.


                                   ARTICLE XI
                                   ----------
                                  MISCELLANEOUS
                                  -------------

     Section 11.1. Entire Understanding. This Agreement (including all schedules and exhibits attached to or referenced in this Agreement, all of which are incorporated herein by this reference) sets forth the entire understanding of the parties and supersedes any and all prior or contemporaneous agreements, arrangements and understandings relating to the subject matter hereof, and the provisions of this Agreement and not be changed, modified, waived or altered except by an agreement in writing signed by the parties hereto. Each party represents and warrants to the other that there are no agreements, representations or warranties not expressly set out herein on which it relies in entering into or carrying out this Agreement.

     Section 11.2. Severability. If any provision of this Agreement I held to be invalid or unenforceable, the remaining provisions of this Agreement shall remain in full force and effect, unless to do so would violate the essential purpose of the Agreement.

     Section 11.3. Notice. Any notice required or contemplated to be given under this Agreement shall be in writing and delivered by means appropriate and effective under the circumstances to a party at its respective address given below:

         If to Seller:     Automotion Systems, Inc.
                           Attn: Neville Croft
                           1050 State Route 206 East
                           Units E-F
                           St. Augustine, FL 32086


         If to Buyer:      Transbotics Corporation
                           Attn: Claude Imbleau
                           3400 Latrobe Dr.
                           Charlotte, NC 28211

     Section 11.4. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective and permitted successors and assigns. This Agreement may not be assigned without the prior written consent of the parties, which consent shall not be unreasonably withheld, delayed or conditioned. There are no third party beneficiaries to this Agreement.

     Section 11.5. Governing Law. This Agreement shall be controlled, construed and enforced in accordance with the laws of the State of Florida applicable to agreements made and to be performed in that State.

     Section 11.6. Consent to Jurisdiction. In the event of any dispute arising out of or related to this Agreement, each party hereby consents to the jurisdiction of the respective federal District Court and state trial court having jurisdiction over parties residing within its respective district and consents to venue therein.

     IN WITNES WHEREOF, the parties have caused this Agreement to be executed by their respective duly authorized representatives, effective as of the date first above given.

TRANSBOTICS CORPORATION                                 AUTOMOTION SYSTEMS, INC.

By: /s/ Claude Imbleau                                  By: /s/ Neville Croft
    ------------------                                      -----------------
Name: Claude Imbleau                                    Name: Neville Croft
      --------------                                          -------------
Title: President                                        Title: President